UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Your Vote Counts!
MEDTRONIC PLC
2021 Annual General Meeting
Vote by December 8, 2021 11:59 PM ET. For shares held in a
Plan, vote by December 6, 2021 11:59 PM ET.
MEDTRONIC PLC
ATTN: MARCY CAMAROTTO
710 MEDTRONIC PARKWAY MS LC300
MINNEAPOLIS, MN 55432-5604
D61704-P62007
You invested in MEDTRONIC PLC and it’s time to vote!
You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 9, 2021.
Get informed before you vote
View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 25, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
20 On Hatch
Vote in Person at the Meeting*
December 9, 2021
2:00 PM local time, Dublin, Ireland
Lower Hatch Street
Dublin 2
D02XH02
Ireland
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Recommends
1. Electing, by separate resolutions, the ten director nominees named in the proxy statement to hold office until the 2022
Annual General Meeting of Medtronic plc (the “Company”);
Nominees:
1a. Richard H. Anderson    For
1b. Craig Arnold    For
1c. Scott C. Donnelly    For
1d. Andrea J. Goldsmith, Ph.D.    For
1e. Randall J. Hogan, III    For
1f. Kevin E. Lofton    For
1g. Geoffrey S. Martha    For
1h. Elizabeth G. Nabel, M.D.    For
1i. Denise M. O’Leary    For
1j. Kendall J. Powell    For
2. Ratifying, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2022 and authorizing, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration;    For
3.    Approving, on an advisory basis, the Company’s executive compensation;    For
4.    Approving, on an advisory basis, the frequency of Say-on-Pay votes;    1 Year
5.    Approving the new 2021 Medtronic plc Long Term Incentive Plan;    For
6.    Renewing the Board of Directors’ authority to issue shares under Irish law;    For
7.    Renewing the Board of Directors’ authority to opt out of pre-emption rights under Irish law;    For
8.    Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares;    For
9. Transacting any other business that may properly come before the meeting.
Voting Items
Board
Recommends
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D61705-P62007